Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

by the

Chief Executive Officer

In connection with the Annual Report of ITEX Corporation, a Nevada corporation (the “Company”) on Form 10-K for the year ended July 31, 2014 as filed with the Securities and Exchange Commission (the “Report”), Steven White, Chief Executive Officer of the Company, hereby certifies pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHIEF EXECUTIVE OFFICER

/s/ Steven White
Steven White

October 15, 2014

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

by the

Chief Financial Officer

In connection with the Annual Report of ITEX Corporation, a Nevada corporation (the “Company”) on Form 10-K for the year ended July 31, 2014 as filed with the Securities and Exchange Commission (the “Report”), John Wade, Chief Financial Officer of the Company, hereby certifies pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHIEF FINANCIAL OFFICER

/s/ John Wade
John Wade

October 15, 2014